Goodwill and intangible assets, net - Summary of Estimated Future Amortization Expense of Intangible Assets with Definite Lives (Detail) $ in Thousands	Dec. 31, 2019 USD ($)
Goodwill and Intangible Assets Disclosure [Abstract]
2020	$ 10,766
2021	10,766
2022	10,420
2023	1,582
2024	1,381
Thereafter	820
Total	$ 35,735